3. SIGNIFICANT ACCOUNTING POLICIES: g) Earnings (Loss) per share (Policies)	12 Months Ended
Dec. 31, 2021
Policies
g) Earnings (Loss) per share

g)Earnings (Loss) per share

The Company presents the basic and diluted earnings (loss) per share data for its common shares, calculated by dividing the income (loss) attributable to common shareholders of the Company by the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share is determined by adjusting the income (loss) attributable to common shareholders and the weighted average number of common shares outstanding for the effects of all dilutive potential common shares. In the Company’s case, diluted earnings (loss) per share is the same as basic earnings (loss) per share as the effects of including all outstanding options and warrants would be anti-dilutive.